Exhibit 10.29
                                                                   -------------



                      Dollar Thrifty Automotive Group, Inc.

                              Executive Option Plan






                            (Effective June 1, 2002)






















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                                TABLE OF CONTENTS


    ARTICLE                                                                 PAGE
--------------------------------------------------------------------------------

   ARTICLE I                                                                   1
      Purpose                                                                  1
   ARTICLE II                                                                  1
      Definitions and Construction                                             1
   ARTICLE III                                                                 5
      Option Grant                                                             5
   ARTICLE IV                                                                  8
      Option Exercise                                                          8
   ARTICLE V                                                                  10
      Amendment or Termination                                                10
   ARTICLE VI                                                                 12
      Administration                                                          12
   ARTICLE VII                                                                15
      Trust Provisions                                                        15
   ARTICLE VIII                                                               15
      Miscellaneous Provisions                                                15
   EXHIBIT I  Employer and Adopting Employers                                 17


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                      Dollar Thrifty Automotive Group, Inc.
                              Executive Option Plan


                                    ARTICLE I

                                     Purpose

     1.1 Purpose. The purpose of the Plan is to provide additional compensation and mutual fund Options to certain key individuals, commensurate with their contributions to the success of the Employer, in a form that will provide incentives and rewards for superior performance, encourage the recipients to continue in the employment of the Employer and allow the recipients to diversify their investment portfolios.

     1.2 Intent. The Plan is intended to be a nonqualified shares option plan within the meaning of section 83 of the Code. The Plan is not intended to be a plan covered by the Employee Retirement Income Security Act of 1974, as amended from time to time.


                                   ARTICLE II

                          Definitions and Construction


     As used herein, the following capitalized words and phrases shall have the respective meanings set forth below:

     2.1 "Beneficiary" means the person or persons designated by a Participant, pursuant to Section 3.7, to exercise an Option after the Participant's death.

     2.2 "Board of Directors" or "Board" means the board of directors of the Employer.

     2.3 "Cause" means conduct of the Employee which is willful or consists of gross negligence and results in detriment to the Company or its Subsidiaries as determined by the Employer.

     2.4  "Change in Control" means:

          (a) The Employer is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors ("Voting Stock") of such corporation or person immediately after such transaction is held in the aggregate by the holders of Voting Stock of the Employer immediately prior to such transaction;

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          (b)  The Employer  sells or otherwise  transfers all or  substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than a majority of the combined voting power of the then-outstanding Voting Stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders or Voting Stock of the Employer immediately prior to such sale or transfer;

          (c) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Securities Exchange Act of 1934) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 35% or more of the combined voting power of the Voting Stock then outstanding after giving effect to such acquisition;

          (d) The Employer files a report or proxy statement with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 disclosing in response to Form 8-K or
               Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Employer has occurred or will occur in the future pursuant to any then-existing contract or transaction; or

          (e) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election or nomination for election by the Employer's shareholders, was approved by a vote of at least two-thirds of the Directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Employer in which such person is named as a nominee for Director, without objection to such nomination) shall be deemed to be or have been a member of the Incumbent Board.

          Notwithstanding the foregoing provisions of Section 1.6(c) or (d), unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" shall not be deemed to have occurred for purposes of Section 1.6(c) or (d) solely because (A) the Employer, (B) a Subsidiary, or (C) any Employer-sponsored employee stock ownership plan or any other employee benefit plan of the Employer or any Subsidiary either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Securities Exchange Act of 1934 disclosing beneficial ownership by it of shares of Voting Stock, whether in excess of 35% or otherwise, or because the Employer reports that a change in control of the Employer has occurred or will occur in the future by reason of such beneficial ownership."

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     2.5  "Code"  means  the  Internal  Revenue  Code of  1986,  any  amendments thereto, and any regulations or rulings issued thereunder.

     2.6 "Committee" means the Executive Option Program Committee appointed in accordance with Section 6.1.

     2.7 "Disability" means a Permanent Disability as such is defined in the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan.

     2.8 "Effective Date" means June 1, 2002. The effective date of any amendment to the Plan is the date designated by the Board of Directors.

     2.9  "Employee" means any individual who is employed by the Employer.

     2.10 "Employer" means Dollar Thrifty Automotive Group, Inc. and adopting employers as set forth in Exhibit I and any successor thereto.

     2.11 "Exercise Date" means, with respect to any Option, the date on which the Option is exercised by a Participant.

     2.12 "Exercise Period" means the period during which a Participant may exercise an Option, as determined under Section 4.1.

     2.13 "Exercise Price" means the price to be paid by a Participant to exercise an Option, as determined under an Option Agreement.

     2.14 "Grant Date" means the date specified in the Option Agreement executed by the Employer and the Participant.

     2.15 "HRC Committee" means Human Resources & Compensation Committee of the Board Of Directors of Dollar Thrifty Automotive Group, Inc.

     2.16 "Immediate Family" means any lineal descendant or spouse and shall include adoptive relationships.

     2.17 "Mutual Fund Shares" or "Shares" means shares of a mutual fund or shares of a regulated investment company designated by the Committee as subject to purchase through the exercise of an Option.

     2.18 "Net Asset Value" or "NAV" means in the case of open-end mutual fund shares, the net asset value per share as reported by the fund in The Wall Street Journal or other recognized market sources, as determined by the Committee, on the applicable date of reference hereunder, or on the next date on which the New York Stock Exchange is open.

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     2.19 "Option" or "Options" means the right of a Participant, granted by the
          Employer in accordance with Section 3.2, to purchase Shares from the Employer at the Exercise Price.

     2.20 "Option Agreement" means an agreement setting forth the terms of an Option executed by the Employer and a Participant pursuant to Section 3.2.

     2.21 "Ordinary Income Distributions" means, with respect to Mutual Fund Shares subject to a Participant's Option, distributions from mutual funds' net income and distributions from short-term capital gain.

     2.22 "Participant" means any Employee (i) who meets the eligibility requirements of Section 3.1, or (ii) who has received a grant of an Option in accordance with Section 3.2 and whose Option(s) has not been completely exercised or lapsed.

     2.23 "Permitted Transferee" means any member of the Participant's Immediate Family or entity to whom an Option has been assigned pursuant to
          Section 3.9.

     2.24 "Plan" means the Dollar Thrifty Automotive Group, Inc. Executive Option Plan, as set forth herein and from time to time amended.

     2.25 "Plan Year" means the calendar year. The initial Plan Year is a short Plan Year, starting on June 1, 2002 and ending on December 31, 2002. For each subsequent Plan Year, it is the calendar year.

     2.26 "Termination of Employment" means an Employee's separation from the service of the Employer by reason of resignation, discharge, death or other termination. The Committee may, in its discretion, determine whether any leave or other absence from service constitutes a Termination of Employment for purposes of the Plan.

     2.27 "Trust" means the trust established pursuant to Article VII to hold the Shares that are subject to purchase through the exercise of an Option.

     2.28 "Trust Agreement" means an agreement setting forth the terms of the Trust established pursuant to Article VII.

     2.29 "Trust Fund" means the Shares subject to an Option that is held in the Trust.

     2.30 "Trustee" means the persons or institution acting as trustee of the Trust.

     2.31 "Vested Portion" means the portion of an Option, which has become exercisable in accordance with the terms of the applicable Option Agreement.


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                                   ARTICLE III

                                  Option Grant


     3.1 Eligibility. Options may be granted to any Employee selected by the HRC Committee from the key employees of the Employer who have the capability of making a substantial contribution to the success of the Employer.

     3.2 Grant of Options. The Committee may grant Options at any time on and after the Effective Date and prior to the termination of the Plan. Options may be granted at the discretion of the Committee in the form of: i) outright awards; ii) an exchange for one percent (1%) to fifty percent (50%) of the base salary and bonus compensation of the Participant (such that this exchange and any and all deferrals under all nonqualified plans of the Employer in the aggregate shall not exceed 50% of base salary and bonus compensation for the calendar year of the election), or iii) in return for the Participant's agreement to relinquish rights to unfunded, nonqualified deferred compensation that he or she has accrued but that he or she does not have a current right to receive. Any specified exchange of base compensation or bonus by a Participant for an Option must be executed by the Participant and the Committee on an election form designed and provided by the Committee before the beginning of the calendar year in which the base compensation or bonus will be earned.

          (a) Grant Date and Option Agreement. Options granted in exchange for a specified amount or percentage of the base compensation of the Participant shall be granted on a quarterly basis or more frequently as determined by the Committee and shall reflect the requested exchange of base compensation of the Participant for the calendar year (excluding that portion of the calendar year following a Participant's Termination of Employment). For the first Plan Year, the initial Option will be granted on or after June 1, 2002. Options granted in exchange for a specified percentage of the bonus of the Participant shall be granted on an annual basis at the discretion of the Committee and shall reflect the requested exchange of bonus of the Participant for the calendar year. The Participant election to exchange compensation and/or bonus must be made prior to the performance of service that gives rise to the compensation and/or bonus. Options granted in the form of outright awards or in exchange for the Participant's one-time irrevocable agreement to relinquish rights to nonqualified deferred compensation which the Participant does not have a current right to receive may be granted to a Participant at the discretion of the Committee. Options shall become effective upon the execution by the Employer and the Participant of an Option Agreement specifying the Shares, the number of Shares subject to the Option or the mechanism for establishing the number of such Shares, the Exercise Price, the vesting terms and such other terms and in such form as the Committee may from time to time determine in accordance with the Plan. Any items not specific in the Plan shall be specified in the Option Agreement.

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          (b)  Effect  of  Termination.   In  the  event  that  a  Participant's
               employment with the Employer terminates prior to the execution of the Option Agreement or addendum thereto, whichever is applicable to the specific grants, an amount of compensation equivalent to the amount of base compensation or bonus exchanged for an Option shall be paid to the Participant by the Employer upon his or her Termination of Employment.

          (c) Effect of Cash Dividends and Distributions with Respect to Mutual Fund Shares. Any Mutual Fund Shares representing shares of an open-end regulated investment company, which are acquired (or deemed to be acquired) through reinvestment of long-term capital gain distributions and return of capital distributions will be added to the Mutual Fund Shares which are subject to an Option Agreement. Any Mutual Fund Shares which are acquired (or deemed to be acquired) through reinvestment of Ordinary Income Distributions will also be added to the Mutual Fund Shares, which are subject to an Option Agreement.

     3.3 Exercise Price. The initial Exercise Price shall equal 25 percent of the Net Asset Value of the Shares on the Grant Date. Upon a request to exercise any Option, the Exercise price required to be paid by the Participant shall be no less than the greater of:

          (i) twenty-five (25) percent of the total Net Asset Value of the Shares on the Grant Date plus twenty-five (25) percent of the accumulated Ordinary Income Distributions which have been reinvested (or which are deemed to be reinvested) in Mutual Fund Shares pursuant to Section 3.2(c), or

          (ii) twenty-five (25) percent of the total Net Asset Value of the Shares on the Exercise Date.

     3.4 Conditions of Grant. As a condition to the grant of an Option, the HRC Committee may, in its discretion, require a Participant to enter into an agreement on or before the Grant Date to remain in the employ of the Employer for the greater of (i) six months after the Grant Date of an Option or (ii) a greater length of time as designated in the Option Agreement. Additionally, the HRC Committee may require an Employee to sign a covenant not to compete.

     3.5 Shares to be Held in Trust. The Committee will instruct the transfer of funds from the Employer to the Trustee in an amount equal to the Net Asset Value of the Shares underlying the Option, less the initial Exercise Price and shall instruct the Trustee to acquire the Shares as soon as practicable after the Grant Date. The Shares shall not be subject to any security interest, whether or not perfected, or to any Option or contract under which any other person may acquire any interest in it, except as otherwise provided in the Trust Agreement.

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     3.6  Substitution  of  Assets  Held in Trust.  The  Committee  may,  in its
          discretion, after consultation with the Participant, substitute Mutual Fund Shares of equal total NAV for any Mutual Fund Shares subject to purchase through the exercise of an Option. Such substitution may not occur within six (6) months after the grant or substitution of the Option, unless the Fund is replaced in its entirety for all Options by the Employer. When a substitution occurs, both parties are required to terminate the Option Agreement and to adopt a new Option Agreement, which awards an Option with underlying Mutual Fund Shares of equal total NAV. Such change in Option property shall be considered the grant of a new Option and the terms of this Plan, including Articles III and IV, shall apply to the grant of the new Option, except that the term of the new Option shall not extend beyond the term of the original Option, the six-month waiting period shall not be applicable, and any conditions of the grant recited in the original Option Agreement pursuant to Section 3.4 shall be carried over to the new Option Agreement.

          The initial Minimum Exercise Price of the new Option shall be equal to the initial Exercise Price of the Option being replaced plus 25 percent of the actual or deemed accumulated Ordinary Income Distributions. If the substitution involves substituting Mutual Fund Shares of more than one mutual fund for Mutual Fund Shares of one or more other mutual funds, the initial Minimum Exercise Price of the new Option or Options shall be allocated amongst the underlying Mutual Funds Shares pro rata to the total Net Asset Value of such Mutual Fund Shares on the date of substitution.

     3.7 Designation of Beneficiary. As soon as practicable after the grant of an Option, the Participant or Permitted Transferee may designate one or more Beneficiaries and successor Beneficiaries, and may change them at any time by filing the prescribed form with the Committee. The consent of the Participant's or Permitted Transferee's current
          Beneficiary shall not be required for a change of Beneficiary. No Beneficiary shall have any rights under the Plan or an Option Agreement during the lifetime of the Participant.

          (a) If a Participant or Permitted Transferee who is married dies without having designated a Beneficiary in accordance with this
               Section 3.7, the Beneficiary shall be the Participant's surviving spouse.

          (b) The Beneficiary of any other Participant or Permitted Transferee, who dies without having designated a Beneficiary in accordance with this Section 3.7, shall be the Participant's or Permitted Transferee's estate.

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          After a  Participant's  or Permitted  Transferee's  death,  his or her
          Beneficiary is considered to be a Participant to the extent necessary to facilitate the exercise of any Options that continue to be
          exercisable   under  the  terms  of  the  Plan.  In  the  event  of  a
          Participant's Disability or other legal incapacity, the Participant's legal representative is considered to be a Participant to the extent necessary to facilitate the exercise of any Options that are or become exercisable under the terms of the Plan.

     3.8 General Non-Transferability. No Option granted under this Plan may be transferred, assigned, or alienated (whether by operation of law or otherwise), except as provided in Section 3.9, and no Option shall be subject to execution, attachment or similar process. An Option may be exercised only by the Participant (or the Participant's Beneficiary pursuant to Section 3.7).

     3.9 Permitted Transfers. Notwithstanding the provisions of Section 3.8, a Participant may at any time prior to death, assign all or any portion of an Option to:

          (a)  the Participant's Immediate Family,

          (b)  the  trustee  of  a  trust  for  the   primary   benefit  of  the
               Participant's Immediate Family,

          (c)  a  partnership,   or  limited  liability  company  of  which  the
               Participant's Immediate Family are the only partners or members, or

          (d) a tax-exempt organization as described in Section 501(c)(3) of the Code.

          Any such assignment shall be permitted only if an assignment is expressly permitted in the Option Agreement, or approved in writing by the Committee, and the Participant receives no consideration for the assignment. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and delivered to the Committee on or before the effective date of the assignment. In the event of such assignment, the Permitted Transferee shall be entitled to all of the rights of the Participant (except the right to assign all or a portion of an Option prior to death and the right to substitute Mutual Fund Shares subject to an Option) with respect to the assigned portion of the Option, including, but not limited to the right to exercise the Option, and such portion of the Option shall continue to be subject to all terms, conditions and restrictions applicable to the Options, as set forth in the Plan and the Option Agreement.


                                   ARTICLE IV

                                 Option Exercise


     4.1 Exercise Period. A Participant (or the Participant's Beneficiary pursuant to Section 3.7 or Permitted Transferee pursuant to Section 3.9) may exercise all or any portion of the Vested Portion of an Option at any time during the period beginning six months after the Grant Date and ending on the earliest of the following:

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          (a)  fifteen (15) years after the Grant Date of the Option;

          (b) thirty-six (36) months following Participant's Termination of Employment, other than for Cause; or,

          (c) the later of three (3) months after the Participant's involuntary Termination of Employment for Cause as determined by the Employer or within ten (10) days after the first date for exercise which is six months from the Grant Date.

     4.2 Exercise of Vested Portion of Option. A Participant (or the Participant's Beneficiary pursuant to Section 3.7 or Permitted Transferee pursuant to Section 3.9) may exercise during the Exercise Period the Vested Portion of an Option, either in whole or in part, in accordance with this Section 4.2. The terms of the Participant's Option Agreement will determine the Vested Portion of an Option eligible for exercise during the Exercise Period in the case of an Option granted to a Participant in the form of an outright award or in exchange for the Participant's agreement to relinquish rights to nonqualified deferred compensation which he or she does not have a current right to receive and which has not vested. That percentage of a Participant's Option granted in the form of an outright award or in exchange for the Participant's agreement to relinquish rights to nonqualified deferred compensation which he or she does not have a current right to receive and which has not vested, which is not a Vested Portion of an Option, shall be forfeited by the Participant upon Termination of Employment and the underlying Shares may remain in the Trust and be used for future grants.

          The Vested Portion of an Option granted in exchange for the base compensation or bonus of a Participant is 100 percent.

          The Participant (or the Participant's Beneficiary or Permitted Transferee, whichever may be applicable) shall exercise the Vested Portion of the Option by giving written notice to the Trustee and (i) tendering full payment of the Exercise Price by bank certified or cashiers check on or before the date of exercise, or (ii) by obtaining necessary financing from a financial institution which is utilized to pay the Exercise Price.

     4.3 Registration of Mutual Fund Shares. On the date of exercise, or as soon as practicable thereafter (but in no event later than five business days after the date of exercise), the Trustee shall cause to be registered in the name of the Participant, Beneficiary, or Permitted Transferee, the Mutual Fund Shares then being purchased by the Participant or the Participant's Beneficiary or Permitted Transferee, whichever may be applicable. The Participant may direct the Trustee, subject to an agency agreement, to sell the Shares subject to an Option immediately upon the exercise of the Option and to deliver the sale proceeds to the Participant in which case the Trustee may, or may not, cause the Mutual Fund Shares being purchased by the Participant to be so registered.

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     4.4  Tax Withholding.  Whenever Shares are to be delivered upon exercise of an Option under the Plan, the Trustee shall require as a condition of such delivery:

          (a) the cash payment of an amount sufficient to satisfy all federal, state and local tax withholding requirements related thereto,

          (b) the withholding of such amount from Mutual Fund Shares registered in the name of the Participant on behalf of such Participant pursuant to an agency agreement between the Participant and the Trustee;

          (c) the withholding of such amount from compensation otherwise due to the Participant, or

          (d) any combination of the foregoing, at the election of the Participant with the consent of the Employer. Such election shall be made before the date on which the amount of tax to be withheld is determined by the Employer, and such election shall be irrevocable.

     4.5 Additional Withholding. With the consent of the Employer, the Participant may elect a greater amount of withholding, not to exceed the estimated amount of the Participant's total tax liability with respect to the delivery of Shares under the Plan. Such election shall be made at the same time and in the same manner as provided under
          Section 4.4.

     4.6 Failure to Exercise. No Option shall be exercised, in whole or in part, after the end of the Exercise Period, and the Employer and the Trustee shall have no obligation to register in the name of the Participant (or the Participant's Beneficiary or Permitted Transferee, whichever may be applicable) the Mutual Fund Shares subject to such Option.

                                    ARTICLE V

                            Amendment or Termination


     5.1 Plan Amendment. The HRC Committee may, from time to time in its discretion, amend any provision of the Plan, in whole or in part, with respect to any Participant or group of Participants. Such amendment shall be effective as of the date specified therein and shall be binding upon the HRC Committee, all Participants and Beneficiaries, and all other persons claiming an interest under the Plan.

     5.2 Plan Termination. The Plan shall continue indefinitely until such date as the HRC Committee may determine, in its discretion, to terminate the Plan. Such termination shall be effective as of the date determined by the HRC Committee and shall be binding upon the Committee, all Participants, Beneficiaries, and Permitted Transferees, and all other persons claiming an interest under the Plan. Outstanding Options shall continue to become vested and exercisable after the effective date of such termination, in accordance with the provisions of the Plan, and may be exercised in accordance with Article IV, but no new Options shall be granted. However, notwithstanding the foregoing, in the event of a termination of the Plan in connection with compliance with or any addition or change in the Code or the Employee Retirement Income Security Act of 1974, federal or state securities laws, or any other law or regulation, the Vested Portion of all Options shall be required to be exercised immediately and the unvested portion of the Options shall be terminated immediately.

     5.3 Amendment of Options. An Option may be amended by the Committee in its discretion at any time if the Committee determines that an amendment is necessary or advisable in connection with one or more of the following:

          (a) compliance with any addition to or change in the Code, federal or state securities laws or any other law or regulation, which occurs after the Grant Date and by its terms applies to the Option,

          (b)  any  substitution of Mutual Fund Shares held in Trust pursuant to
               Section 3.6, (in which event the original Option Agreement shall be terminated and a new Option Agreement entered into),

          (c) any Plan amendment pursuant to Section 5.1, or Plan termination pursuant to Section 5.2, provided that the amendment does not materially affect the terms, conditions and restrictions applicable to the Option, or

          (d) any circumstances not specified in Paragraphs (a), (b), or (c), with the consent of the Participant.

     5.4 Change in Control. Notwithstanding any other provision of the Plan or an Option Agreement, in the event of a Change in Control:

          (a) the Participant shall not be required to remain in the employ of the Employer for at least six months after the Grant Date of an Option or until the end of the calendar year for which the grant is made under Section 3.4,

          (b) notwithstanding Section 4.1 every Participant shall have at least 6 months to exercise his or her Option,

          (c)  an Option  Agreement  shall not be amended by the Committee under
               Section 5.3 for any reason  other than  pursuant to  subparagraph
               (a) thereof without the consent of the Participant,

          (d)  the Vested Portion of an Option shall be 100 percent; and

          (e) an Option may be terminated by the Committee on any date after a Change in Control, in its sole discretion and without the consent of the Participant, if the Committee makes a cash payment to the Participant on such date in an amount equal to the closing Net Asset Value of the Shares subject to such Option, reduced by the Exercise Price associated with such Option.

     5.5 Termination or Suspension for Securities Law Purposes; Limitations on Grant, Substitution and Exercise. In the event that the Committee, in its sole discretion, determines that the listing, registration, or qualification of any Option or the Mutual Fund Shares underlying the Option on any securities exchange or market or under any federal or state law, or the consent or approval of any governmental regulatory body, or the availability of an exemption from any of the foregoing, is necessary as a condition to, or in connection with, the grant, substitution, or exercise of the Option, then the Option shall not be granted, substituted, or exercised in whole or in part unless and until, in the Committee's sole discretion, such listing, registration, qualification, consent, or approval has been sought and effected or obtained, as the case may be. In the event that the Committee determines not to seek and effect or obtain such listing, registration, qualification, consent, or approval in connection with the exercise of an Option the Option shall be immediately terminated and the Participant's sole entitlement shall be a cash payment as computed in accordance with Section 5.4(e), or such other entitlement as the Committee, in its sole discretion shall determine.




                                   ARTICLE VI

                                 Administration


     6.1 Functions of the Committees. The Plan shall be administered in part by the Committee as appointed by the HRC Committee and in part by the HRC Committee.

     6.2 Powers of the HRC Committee. Certain actions associated with the Plan will be performed by the HRC Committee in accordance with the procedures of the HRC. In carrying out its duties with respect to the Plan, the HRC Committee shall have, in addition to any other powers conferred by the Plan or by law, the following discretionary powers:

          (a)  to  determine   eligibility   to  participate  in  the  Plan  and
               eligibility   to   receive   Options  in   accordance   with  the
               requirements of the Plan;

          (b) to appoint the Committee, such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan and;

          (c) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan

     6.3 Powers of the Committee. The Committee shall act by a majority of its members at the time in office and may take action, as provided in this Section, either by vote at a meeting or by consent in writing without a meeting. In carrying out its duties with respect to the general administration of the Plan, the Committee shall have, in addition to any other powers conferred by the Plan or by law, the following discretionary powers:

          (a) to grant Options (including substitute Options pursuant to Section 3.6), and to determine the form, amount and timing of such Options, and by signature of a member of the Committee who is also an officer of the Employer or his or her designee, to execute Option Agreements on behalf of the Employer;

          (b) to determine the terms and provisions of the Option Agreements, and to modify such Option Agreements as provided in Section 5.3;

          (c) to designate Mutual Fund Shares subject to purchase through the exercise of an Option and to substitute Shares held in Trust as provided in Section 3.6;

          (d) to maintain all records necessary for the administration of the Plan;

          (e) to prescribe, amend, and rescind rules for the administration of the Plan to the extent not inconsistent with the terms thereof;

          (f)  to direct the Trustee respecting the investment of Trust Funds;

          (g) to appoint such individuals and subcommittees as it deems desirable for the conduct of its affairs and the administration of the Plan;

          (h) to employ counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan; and

          (i) to hear and decide any claims with respect to Participant rights and benefits under the Plan, and to establish claims procedures, if any, that the Committee in its sole discretion determines are advisable; and

          (j) to perform any other acts necessary and proper for the conduct of its affairs and the administration of the Plan, except those reserved by the HRC and or the Board.

     6.4 Determinations by the Committee. The Committee shall interpret and construe the Plan, and the Trustee shall interpret and construe the Option Agreements, and their interpretations and determinations shall be conclusive and binding on all Participants, Beneficiaries, Permitted Transferees, and any other persons claiming an interest under the Plan or any Option Agreement. The Committee's interpretations and determinations under the Plan need not be uniform and may be made by it selectively among Participants, Beneficiaries, Permitted Transferees, and any other persons whether or not they are similarly situated. The failure of the Committee to strictly enforce the terms and conditions of the Plan shall not constitute a waiver of any provision of the Plan. No Participant may rely on any act or statement of the Committee, the Trustee, or anyone charged with the administration of the Plan which is inconsistent with any of the terms and conditions of the Plan.

     6.5 Indemnification of the Committee. The Employer shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of such member's action or failure to act in such capacity, excepting only expenses and liabilities arising out of such member's own willful misconduct or gross negligence.

          (a) Expenses and liabilities against which a member of the Committee is indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or a proceeding brought against him or the settlement thereof.

          (b) This right of indemnification shall be in addition to any other rights to which any member of the Committee may be entitled.

          (c) The Employer may, at its own expense, settle any claim asserted or proceeding brought against any member of the Committee when such settlement appears to be in the best interests of the Employer.

     6.6 Expenses of the Committee. The members of the Committee shall serve without compensation for services as such. All expenses of the Committee shall be paid by the Employer.

                                   ARTICLE VII

                                Trust Provisions


     7.1 Establishment of the Trust. The Trust shall be established to hold all funds contributed by the Employer pursuant to Section 3.5 as well as any Shares acquired with those funds. Except as otherwise provided in the Trust Agreement, the Trust shall be irrevocable and no portion of the Trust Fund shall be used for any purpose other than the delivery of the Mutual Fund Shares pursuant to the exercise of an Option, and the payment of expenses of the Plan and Trust.

     7.2 Trust Status. The Trust is intended to be a grantor trust, within the meaning of section 671 of the Code, of which the Employer is the grantor, and this Plan is to be construed in accordance with that intention. Notwithstanding any other provision of this Plan, the Trust Fund shall remain the property of the Employer and shall be subject to the claims of its creditors in the event of its bankruptcy. No
          Participant shall have any priority claim on the Trust Fund or any security interest or other right superior to the rights of a general creditor of the Employer.


                                  ARTICLE VIII

                            Miscellaneous Provisions

     8.1 Governing Law. Except to the extent preempted by federal law, the construction and operation of the Plan shall be governed by the laws of the State of Oklahoma without regard to the choice of law principles of such state.

     8.2 Severability. If any provision of this Plan is held illegal or invalid by any court or governmental authority for any reason, the remaining provisions shall remain in full force and effect and shall be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision did not exist.

     8.3 No Obligation to Exercise. The granting of an Option shall impose no obligation upon a Participant to exercise such Option.

     8.4 No Rights of Shareholder. Neither the Participant, nor a Beneficiary shall be, or shall have any of the rights and privileges of, a shareholder with respect to any Shares purchasable or issuable upon the exercise of an Option, prior to the date of exercise of such Option.

     8.5 No Right to Continued Employment. Nothing contained in the Plan shall be deemed to give any person the right to be retained in the employ of the Employer, or to interfere with the right of the Employer to discharge any person at any time without regard to the effect that such discharge shall have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights that a Participant may have against the Employer by reason of any employment or other agreement with the Employer.

     8.6 Notices. Unless otherwise specified in an Option Agreement, any notice to be provided under the Plan to the Committee shall be mailed (by certified mail, postage prepaid) or delivered to the Committee in care of the Employer at its executive offices, and any notice to the Participant shall be mailed (by certified mail, postage prepaid) or delivered to the Participant at the current address shown on the payroll records of the Employer. No notice shall be binding on the Committee until received by the Committee, and no notice shall be binding on the Participant until received by the Participant.

     8.7 Headings. The headings of Articles, Sections and Paragraphs are solely for convenience of reference. If there is any conflict between such headings and the text of this Plan, the text shall control.

     8.8 Gender. Unless the context clearly requires a different meaning, all pronouns shall refer indifferently to persons of any gender.

     8.9 Singular and Plural. Unless the context clearly requires a different meaning, singular terms shall also include the plural and vice versa.

                      Dollar Thrifty Automotive Group, Inc.

                              Executive Option Plan



--------------------------------------------------------------------------------
                    EXHIBIT I Employer and Adopting Employers


                                    Employer

                      Dollar Thrifty Automotive Group, Inc.
                              5330 East 31st Street
                                 P.O. Box 35985
                              Tulsa, OK 74153-0985

                               Adopting Employers

                                  Thrifty, Inc.
                              5310 East 31st Street
                                 Tulsa, OK 74135

                         Thrifty Rent-A-Car System, Inc.
                              5310 East 31st Street
                                 Tulsa, OK 74135

                         Dollar Rent A Car Systems, Inc.
                              5330 East 31st Street
                                 Tulsa, OK 74135

                             Thrifty Car Sales, Inc.
                              5310 East 31st Street
                                 Tulsa, OK 74135

                                 TRAC Team, Inc.
                              5310 East 31st Street
                                 Tulsa, OK 74135